UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 9, 2020, Lawrence Fensterstock, Senior Vice President and Chief Financial Officer, informed the Board of Directors of his intention to retire effective June 30, 2020 and that he will be resigning as Chief Financial Officer as of close of business on March 31, 2020. In addition, on March 9, 2020, the Board of Directors elected Steven Gargano as Senior Vice President and Chief Financial Officer effective April 1st. The Company’s press release announcing these events is attached to this report as Exhibit 99.1 and is incorporated by reference to this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 9, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: March 9, 2020	By:	/s/ Lawrence Fensterstock
Lawrence Fensterstock
Chief Financial Officer
(Principal Financial and Accounting Officer)